Exhibit 99.1

Mannatech Announces Results of Annual Shareholders’ Meeting

FLOWER MOUND, Texas – June 3, 2026 - Mannatech, Incorporated (Nasdaq: MTEX) (the "Company"), a global health and wellness company committed to transforming lives to make a better world, announced that its shareholders passed all proposals put to a vote at the Company’s annual shareholder meeting (the "Meeting") held Tuesday, June 2, 2026.

Mannatech’s Chairman of the Board, J. Stanley Fredrick, chaired the Meeting and Yasir Haider, Interim Chief Financial Officer, reported to the shareholders on the Company’s 2025 financial results.

At the close of business on April 6, 2026, the record date for determining shareholders entitled to vote at the Meeting, there were 1,929,670 shares of the Company’s common stock, par value $0.0001 per share, outstanding (the “Shares”). Proxies representing 1,369,880 Shares were received, validated, and voted at the Meeting, constituting 71.0% of the Shares entitle to vote.

The following matters were submitted and voted upon at the Meeting.

1. Mannatech shareholders voted on the election of two individuals to the Board of Directors as Class III Directors to hold office until 2029 as set forth below:

Name	Number of Shares For	Number of Shares Withheld	Broker Non-Votes
John A. Seifrick	879,504	213,248	277,128
Robert Toth	937,930	154,822	277,128

2. Mannatech shareholders voted to ratify the appointment of BDO USA, P.C. as our independent registered public accounting firm for the fiscal year ended December 31, 2026, as set forth below:

Number of Shares For	Number of Shares Against	Number of Shares Abstaining	Broker Non-Votes
1,205,072	164,415	393	0

3. Mannatech shareholders approved, on an advisory basis, the compensation of Mannatech’s named executive officers as set forth below:

Number of Shares For	Number of Shares Against	Number of Shares Abstaining	Broker Non-Votes
947,313	143,740	1,699	277,128

About Mannatech

Mannatech, Incorporated, is committed to transforming lives through the development, marketing, and sales of high-quality, proprietary nutritional supplements, topical and skin care and anti-aging products, and weight-management products distributed through its global network of independent associates and members. The company has been operating for more than 25 years of experience with operations in 25 markets^. For more information, visit Mannatech.com.

^Mannatech operates in China under a cross-border e-commerce platform that is separate from its network marketing model.

Please Note: This release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by use of phrases or terminology such as “may,” “will,” “should,” "hope," “could,” “would,” “expects,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “approximates,” “predicts,” “projects,” “potential,” and “continues” or other similar words or the negative of such terminology. Similarly, descriptions of Mannatech’s objectives, strategies, plans, goals or targets contained herein are also considered forward-looking statements. Mannatech believes this release should be read in conjunction with all of its filings with the United States Securities and Exchange Commission and cautions its readers that these forward-looking statements are subject to certain events, risks, uncertainties, and other factors. Some of these factors include, among others, Mannatech’s inability to attract and retain associates and members, increases in competition, litigation, regulatory changes, and its planned growth into new international markets. Although Mannatech believes that the expectations, statements, and assumptions reflected in these forward-looking statements are reasonable, it cautions readers to always consider all of the risk factors and any other cautionary statements carefully in evaluating each forward-looking statement in this release, as well as those set forth in its latest Annual Report on Form 10-K, and other filings filed with the United States Securities and Exchange Commission, including its current reports on Form 8-K. All of the forward-looking statements contained herein speak only as of the date of this release.

Investor Relations Contact Information:

Erin K. Barta

General Counsel and Corporate Secretary

972-471-7742

ir@mannatech.com

www.mannatech.com